UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
May 1, 2006
Date of Report (Date of Earliest Event Reported)
ALLERGAN, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware (State of Incorporation)	1-10269 (Commission File Number)	95-1622442 (IRS Employer Identification Number)
2525 Dupont Drive
Irvine, California 92612
(Address of Principal Executive Offices) (Zip Code)
(714) 246-4500
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Allergan, Inc. 2006 Executive Bonus Plan
On January 30, 2006, the Board of Directors (the “Board”) of Allergan, Inc. (the “Company”) approved the adoption of the 2006 Executive Bonus Plan (the “Executive Bonus Plan”), subject to approval by the Company’s stockholders. On May 2, 2006, the Executive Bonus Plan became effective upon approval by the Company’s stockholders at the Company’s 2006 Annual Meeting of Stockholders (the “2006 Annual Meeting”).
The Executive Bonus Plan replaces the bonus plan for the Chief Executive Officer approved by the Company’s stockholders in 1999, and authorizes the Organization and Compensation Committee of the Board to establish annual bonus programs based on specified performance objectives for the Chief Executive Officer and the President. The foregoing description of the Executive Bonus Plan is qualified in its entirety by the Executive Bonus Plan, a copy of which was included as Appendix B to the Company’s definitive proxy statement (the “2006 Proxy Statement”) for the 2006 Annual Meeting, which was filed with the Securities and Exchange Commission on March 21, 2006 and is incorporated herein by reference. A more detailed description of the Executive Bonus Plan may also be found in the 2006 Proxy Statement in the section entitled “Proposal Four—Approval of the Allergan, Inc. 2006 Executive Bonus Plan,” which is incorporated herein by reference.
Amendment to the Allergan, Inc. 2003 Non-Employee Director Equity Incentive Plan
On January 30, 2006, the Board approved an amendment (the “Plan Amendment”) to the Allergan, Inc. 2003 Non-employee Director Equity Incentive Plan (the “Director Plan”), subject to approval by the Company’s stockholders, as a means to attract and retain the services of experienced and knowledgeable non-employee directors to serve on the Board, to increase the proprietary interests of the Company’s non-employee directors in the Company and to enable the Company to continue to provide a total package of non-employee director compensation competitive with comparable publicly-traded companies. The Plan Amendment became effective on May 2, 2006, upon approval by the Company’s stockholders at the 2006 Annual Meeting.
The Plan Amendment modifies the Director Plan to: (i) increase the number of shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), reserved for issuance under the Director Plan from 500,000 shares to 850,000 shares; (ii) eliminate the restriction in the Director Plan that only up to 250,000 shares available for issuance under the Director Plan may be issued in the form of restricted stock awards and provide that all shares available under the Director Plan may be issued in the form of stock options or restricted stock; and (iii) increase the annual grant of nonqualified stock options to non-employee directors to an option to purchase 4,500 shares of Common Stock from an option to purchase 2,500 shares of Common Stock, beginning with the 2006 Annual Meeting. The foregoing description of the Plan Amendment is qualified in its entirety by the Plan Amendment, a copy of which was included as Appendix A to the 2006 Proxy Statement and is incorporated herein by reference. A more detailed description of the Plan Amendment may also be found in the 2006 Proxy Statement in the section entitled “Proposal Three—Approval of an Amendment to the Allergan, Inc. 2003 Non-Employee Director Equity Incentive Plan,” which is incorporated herein by reference.
Allergan, Inc. 2006 Management Bonus Plan
     The Board approved an adjusted and amended Allergan, Inc. 2006 Management Bonus Plan (the “Revised Bonus Plan”) on May 1, 2006, which became effective on that date.

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The Revised Bonus Plan amends the performance criteria established under the Allergan, Inc. 2006 Management Bonus Plan to add Inamed Corporation’s (“Inamed”) revenues and employees, as applicable, to the Bonus Plan following the completion of the Company’s acquisition of Inamed on March 23, 2006. The Revised Bonus Plan also adjusts certain retirement features under the Bonus Plan and certain bonus categories. The foregoing description of the Revised Bonus Plan is qualified in its entirety by the Revised Bonus Plan, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
10.1 Allergan, Inc. 2006 Management Bonus Plan

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLERGAN, INC.
Date: May 5, 2006	By:	/s/ Matthew J. Maletta
	Name:	Matthew J. Maletta
	Title:	Vice President, Assistant General Counsel and Assistant Secretary

Exhibit Index

Exhibit	Description of Exhibit
10.1	Allergan, Inc. 2006 Management Bonus Plan.